                                                                     EXHIBIT 4.1

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Experts-Independent Auditors" and to the use of our report dated September 5, 2002 in the Amendment No. 2 to the Registration Statement (Form S-6 No. 333-98539) and related Prospectus of Claymore Securities Defined Portfolios, Series 132.

                                                      /s/ ERNST & YOUNG LLP
                                                          ERNST & YOUNG LLP

Kansas City, Missouri
September 5, 2002